UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of
 The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2024 (February 14, 2024)

BRISTOL-MYERS SQUIBB COMPANY
 (Exact name of registrant as specified in its charter)

Delaware	001-01136	22-0790350
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification No.)

Route 206 & Province Line Road
 Princeton, New Jersey, 08543
 (Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (609) 252-4621

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BMY	New York Stock Exchange
1.000% Notes due 2025	BMY25	New York Stock Exchange
1.750% Notes due 2035	BMY35	New York Stock Exchange
Celgene Contingent Value Rights	CELG RT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Indenture

On February 22, 2024, Bristol-Myers Squibb Company (the “Company”) completed the public offering (the “Offering”) of (i) $500,000,000 aggregate principal amount of Floating Rate Notes due 2026 (the “Floating Rate Notes”), (ii) $1,000,000,000 aggregate principal amount of 4.950% Notes due 2026 (the “2026 Notes”) (iii) $1,000,000,000 aggregate principal amount of 4.900% Notes due 2027 (the “2027 Notes”), (iv) $1,750,000,000 aggregate principal amount of 4.900% Notes due 2029 (the “2029 Notes”), (v) $1,250,000,000 aggregate principal amount of 5.100% Notes due 2031 (the “2031 Notes”), (vi) $2,500,000,000 aggregate principal amount of 5.200% Notes due 2034 (the “2034 Notes”), (vii) $500,000,000 aggregate principal amount of 5.500% Notes due 2044 (the “2044 Notes”), (viii) $2,750,000,000 aggregate principal amount of 5.550% Notes due 2054 (the “2054 Notes”) and (ix) $1,750,000,000 aggregate principal amount of 5.650% Notes due 2064 (the “2064 Notes” and, together with the 2026 Notes, the 2027 Notes, the 2029 Notes, the 2031 Notes, the 2034 Notes, the 2044 Notes and the 2054 Notes. the “Fixed Rate Notes” and, together with the Floating Rate Notes, the “Notes”).

The Notes are governed by and were issued pursuant to that certain Indenture, dated as of June 1, 1993 (the “Base Indenture”), by and between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by the Fifteenth Supplemental Indenture, dated as of February 22, 2024 (the “Fifteenth Supplemental Indenture” and, the Base Indenture as so supplemented, the “Indenture”). The Indenture contains customary covenants and restrictions, including covenants that require the Company to satisfy certain conditions in order to incur debt secured by liens, engage in sale/leaseback transactions or merge or consolidate with another entity. The Indenture also provides for customary events of default.

The Company intends to use a portion of the net proceeds of the Offering to fund the cash consideration payable in connection with the Company’s proposed acquisitions of Karuna Therapeutics, Inc. (“Karuna”) and RayzeBio, Inc. (collectively, the “Acquisitions”), and the fees and expenses in connection therewith and with the Offering. The Company expects to use any remaining net proceeds from the Offering for general corporate purposes. In the event of a Special Mandatory Redemption (as defined in the Fifteenth Supplemental Indenture) of the Notes, the Company intends to use the net proceeds of the 2034 Notes, the 2044 Notes, the 2054 Notes and the 2064 Notes for general corporate purposes.

The Offering is not contingent upon the completion of the Acquisitions. However, if (i) the Company’s acquisition of Karuna (the “Karuna Acquisition”) is not consummated on or before the later of (x) June 30, 2025 and (y) the date that is five Business Days after any later date to which the “End Date” as set forth in the Karuna Merger Agreement (as defined in the Fifteenth Supplemental Indenture) may be extended pursuant to the terms of the Karuna Merger Agreement, which date shall be set forth in an officer’s certificate and delivered to the Trustee prior to the close of business on June 30, 2025 or (ii) the Company notifies the Trustee that the Company will not pursue consummation of the Karuna Acquisition, then the Company will be required to redeem each series of the Notes, other than the 2034 Notes, the 2044 Notes, the 2054 Notes and the 2064 Notes, at a redemption price equal to 101% of the aggregate principal amount of such series of the Notes plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (as defined in the Fifteenth Supplemental Indenture).

The Notes were issued with the following terms:

Series of Notes	Interest Rate (per annum)	Maturity Date	Interest Payment Dates
Floating Rate Notes	Floating rate, reset quarterly, equal to Compounded SOFR (as defined in the Fifteenth Supplemental Indenture), plus 0.490%	February 20, 2026	February 20, May 20, August 20 and November 20, beginning on May 20, 2024
2026 Notes	4.950%	February 20, 2026	February 20 and August 20, beginning on August 20, 2024
2027 Notes	4.900%	February 22, 2027	February 22 and August 22, beginning on August 22, 2024
2029 Notes	4.900%	February 22, 2029	February 22 and August 22, beginning on August 22, 2024
2031 Notes	5.100%	February 22, 2031	February 22 and August 22, beginning on August 22, 2024
2034 Notes	5.200%	February 22, 2034	February 22 and August 22, beginning on August 22, 2024
2044 Notes	5.500%	February 22, 2044	February 22 and August 22, beginning on August 22, 2024
2054 Notes	5.550%	February 22, 2054	February 22 and August 22, beginning on August 22, 2024
2064 Notes	5.650%	February 22, 2064	February 22 and August 22, beginning on August 22, 2024

Prior to maturity, in the case of the 2026 Notes, and prior to the applicable Par Call Date (as defined in the Fifteenth Supplemental Indenture), in the case of the 2027 Notes, the 2029 Notes, the 2031 Notes, the 2034 Notes, the 2044 Notes, the 2054 Notes and the 2064 Notes, the Company may redeem any series of Fixed Rate Notes at the Company’s option, in whole or in part, at any time and from time to time at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the applicable series of Fixed Rate Notes to be redeemed matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Fifteenth Supplemental Indenture) plus the applicable Make-Whole Spread (as defined in the Fifteenth Supplemental Indenture) less (b) interest accrued to the date of redemption, and

(ii) 100% of the principal amount of the Fixed Rate Notes to be redeemed,

plus in either case, accrued and unpaid interest thereon to the redemption date.

On or after the applicable Par Call Date, the Company may, at its option, redeem any series of Fixed Rate Notes, other than the 2026 Notes, in whole or in part, at any time and from time to time, at an applicable redemption price equal to 100% of the principal amount of the Fixed Rate Notes to be redeemed plus accrued and unpaid interest on the applicable series of Fixed Rate Notes to be redeemed to, but not including, the date of redemption.

The Floating Rate Notes will not be subject to redemption at the Company’s option.

The Offering was made pursuant to, and in accordance with the terms and subject to the conditions set forth in, a Prospectus Supplement, dated February 14, 2024 and filed with the Securities and Exchange Commission (the “SEC”) on February 16, 2024 (the “Prospectus Supplement”), and the Prospectus dated December 13, 2021, filed as part of the shelf registration statement (File No. 333-261623) that became effective under the Securities Act of 1933, as amended, when filed with the SEC on December 13, 2021. Please refer to the Prospectus Supplement for additional information regarding the Offering and the terms and conditions of the Notes. The description of the Base Indenture, the Fifteenth Supplemental Indenture and the Notes contained in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture, the Fifteenth Supplemental Indenture and the Notes. The Base Indenture was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K dated May 27, 1993 and filed on June 3, 1993 and the terms of which are incorporated herein by reference. The Fifteenth Supplemental Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and its terms are incorporated herein by reference. The forms of Notes are filed as Exhibits 4.2, 4.3, 4.4, 4.5, 4.6, 4.7, 4.8, 4.9 and 4.10, respectively, to this Current Report on Form 8-K and their terms are incorporated herein by reference.

Underwriting Agreement

The Notes were sold pursuant to an underwriting agreement, dated February 14, 2024 (the “Underwriting Agreement”), among the Company and the underwriters named therein (the “Underwriters”). The Underwriting Agreement contains certain representations, warranties, covenants and indemnification obligations of the Company and the Underwriters, as well as other customary provisions.

The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of the dates specified therein, were solely for the benefit of the parties thereto and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company and its subsidiaries. Moreover, information concerning the subject matter of any representations, warranties and covenants may change after the dates of the Underwriting Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company. Certain of the financial institutions party to the Underwriting Agreement, either directly or through affiliates, have performed, and may in the future perform, various commercial banking, investment banking and other financial advisory services in the ordinary course of business for the Company and in connection with the Acquisition, for which they have received, and will receive, customary fees and commissions.

The description of the Underwriting Agreement contained in this Item 8.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement. The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and its terms are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are included as part of this Current Report on Form 8-K:

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 14, 2024, among Bristol-Myers Squibb Company and the underwriters named therein.
4.1	Fifteenth Supplemental Indenture, dated as of February 22, 2024, by and between Bristol-Myers Squibb Company and The Bank of New York Mellon, as Trustee, to the Indenture dated as of June 1, 1993.
4.2	Form of $500,000,000 Floating Rate Notes due 2026 (included as Exhibit A to Exhibit 4.1)
4.3	Form of $1,000,000,000 4.950% Notes due 2026 (included as Exhibit B to Exhibit 4.1)
4.4	Form of $1,000,000,000 4.900% Notes due 2027 (included as Exhibit C to Exhibit 4.1)
4.5	Form of $1,750,000,000 4.900% Notes due 2029 (included as Exhibit D to Exhibit 4.1)
4.6	Form of $1,250,000,000 5.100% Notes due 2031 (included as Exhibit E to Exhibit 4.1)
4.7	Form of $2,500,000,000 5.200% Notes due 2034 (included as Exhibit F to Exhibit 4.1)
4.8	Form of $500,000,000 5.500% Notes due 2044 (included as Exhibit G to Exhibit 4.1)
4.9	Form of $2,750,000,000 5.550% Notes due 2054 (included as Exhibit H to Exhibit 4.1)
4.10	Form of $1,750,000,000 5.650% Notes due 2064 (included as Exhibit I to Exhibit 4.1)
5.1	Opinion of Kirkland & Ellis LLP.
23.1	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1 of this Current Report on Form 8-K).
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 14, 2024, among Bristol-Myers Squibb Company and the underwriters named therein.
4.1	Fifteenth Supplemental Indenture, dated as of February 22, 2024, by and between Bristol-Myers Squibb Company and The Bank of New York Mellon, as Trustee, to the Indenture dated as of June 1, 1993.
4.2	Form of $500,000,000 Floating Rate Notes due 2026 (included as Exhibit A to Exhibit 4.1)
4.3	Form of $1,000,000,000 4.950% Notes due 2026 (included as Exhibit B to Exhibit 4.1)
4.4	Form of $1,000,000,000 4.900% Notes due 2027 (included as Exhibit C to Exhibit 4.1)
4.5	Form of $1,750,000,000 4.900% Notes due 2029 (included as Exhibit D to Exhibit 4.1)
4.6	Form of $1,250,000,000 5.100% Notes due 2031 (included as Exhibit E to Exhibit 4.1)
4.7	Form of $2,500,000,000 5.200% Notes due 2034 (included as Exhibit F to Exhibit 4.1)
4.8	Form of $500,000,000 5.500% Notes due 2044 (included as Exhibit G to Exhibit 4.1)
4.9	Form of $2,750,000,000 5.550% Notes due 2054 (included as Exhibit H to Exhibit 4.1)
4.10	Form of $1,750,000,000 5.650% Notes due 2064 (included as Exhibit I to Exhibit 4.1)
5.1	Opinion of Kirkland & Ellis LLP.
23.1	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1 of this Current Report on Form 8-K).
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: February 22, 2024	By:	/s/ Kimberly M. Jablonski
	Name:	Kimberly M. Jablonski
	Title:	Corporate Secretary